HENNESSY MUTUAL FUNDS, INC.

Hennessy Cornerstone Growth Fund

Hennessy Cornerstone Value Fund

Hennessy Focus 30 Fund

Supplement to the Statement of Additional Information dated January 31, 2004

        Effective May 19, 2004, Harry F. Thomas resigned from the Board of Directors of Hennessy Mutual Funds, Inc. and was replaced by Gerald P. Richardson. The following information supplements the information on page 7 of the January 31, 2004 Statement of Additional Information.

	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director[1]	Other Directorships Held by Director

"Disinterested Persons"
Gerald P. Richardson Age: 58 Address: 711 Going Lane Novato, CA 94947	Director	Indefinite, newly elected	Chief Executive Officer and owner of ORBIS Payment Services since January 2001; in 2000, Mr. Richardson was an independent consultant; from January 1981 through December 1999, Mr. Richardson was a principal in the Fixed Income Department of Morgan Stanley, Inc.	5	None.

(1)	The Cornerstone Growth Fund, the Cornerstone Value Fund, the Focus 30 Fund and two series of Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

The date of this Supplement is May 28, 2004.